EXHIBIT 10 (r)

                                   Annexure A
                         Registration Rights Agreement



THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of September 2, 2003 by and among:

(i)         Magellan Petroleum Corporation, a Delaware corporation ("MPC"); and

(ii)        Sagasco Amadeus Pty Limited, an Australian corporation ("Sagasco").

                                    RECITALS:

WHEREAS, MPC has issued 1,300,000 shares of its common stock (the "Common Stock"), to Sagasco pursuant to the Share Sale Agreement, by and among MPC and Sagasco, dated as of July 10, 2003 ("Share Sale Agreement"); and

WHEREAS, to induce Sagasco to enter into the Share Sale Agreement, MPC and Sagasco have agreed to enter into this Agreement to provide for certain rights, privileges and preferences in favor of Sagasco.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement and the Share Sale Agreement, the parties mutually agree as follows:

1.          Certain Definitions

            The following terms shall have the following respective meanings:

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Holder" shall mean Sagasco, including its permitted successors and assigns that acquire Registrable Securities, directly or indirectly, from Sagasco. For purposes of this Agreement, MPC may deem and treat the holder of a Registrable Security reflected on MPC's transfer agent's records as the Holder and absolute owner thereof and MPC shall not be affected by any notice to the contrary.

            "Registrable Securities" means:

            (i) the Common Stock issued to the Holder pursuant to the Share Sale Agreement (the "MPC Shares"); and

            (ii) shares of Common Stock issued in respect of the MPC Shares as a result of a stock split, stock dividend, recapitalization or the like.

                        For purposes of this Agreement, a Registrable Security will cease to be a Registrable Security on the later of:
                        (X) 30 days after the date of this Agreement, or (Y) if as of such date, Sagasco has delivered a written request to MPC under Section 2 hereof, then at such date when the offer and sale of such Registrable Security has been effectively registered under the Securities Act and it has been sold or distributed in accordance with such effective registration statement.

            The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Expenses" shall mean all expenses, except as included in Selling Expenses or as otherwise stated below, incurred by MPC in complying with Section 2 including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for MPC, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

            "SEC" shall mean the Securities and Exchange Commission.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the MPC Shares registered by the Holder.

2.          Requested Registration

            (a) Subject to the terms and conditions set forth in this Agreement, if at any time within 30 days from the date of this Agreement MPC shall receive a written request from the Holder to file a registration statement under the Securities Act covering the resale registration of all Registrable Securities held by the Holder, MPC shall use its reasonable best efforts to cause to be filed and declared effective as soon as reasonably practicable a registration statement, on Form S-3 or such other appropriate registration form under the Securities Act as MPC in its discretion shall determine, providing for the sale of the Registrable Securities requested to be included by the Holder. Subject to
                        Section 2(b)(i) hereof, the Holder shall have the right to make only one (1) request for Registration of the Registrable Securities held by the Holder under this
                        Section 2.

            (b) MPC's obligation to use its reasonable best efforts to cause Registrable Securities to be registered in accordance with Section 2(a) shall be subject to each of the following limitations, conditions and qualifications:

                        (i) MPC may postpone for a period of ten (10) days the filing or the effectiveness of a registration requested pursuant to Section 2 if the Board of Directors of MPC determines in good faith that such registration might have an adverse effect on any plan or proposal by MPC or any of its subsidiaries with respect to any financing, acquisition, recapitalization, reorganization, or other material transaction or that MPC is in possession of material non-public information and disclosure of such information is not in the best interests of MPC; provided, however, that as soon as the conditions permitting such delay no longer exist, MPC shall give notice of that fact to the Holder and shall promptly proceed with the registration unless the Holder shall have elected, at any time prior to the close of business on the 10th business day after MPC has so notified the Holder, to withdraw its request for registration, and such withdrawn request shall not constitute a request hereunder.

                        (ii) MPC shall not be required to effect any registration pursuant to Section 2(a) unless such registration relates to all of the Registrable Securities held by the Holder.

3.          Expenses of Registration

            Except as otherwise provided herein, all Registration Expenses incurred in connection with all registrations pursuant to Section 2 shall be borne by MPC. Unless otherwise stated, all Selling Expenses relating to MPC Shares registered on behalf of the Holder shall be borne by the Holder.

4.          Registration Procedures

            (a)         Upon receipt of the Holder's written request pursuant to
                        Section 2, MPC shall keep the Holder advised in writing as to the initiation of the registration and as to the completion thereof. At its expense, MPC shall:

                        (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities as soon as practicable following receipt of the notice but no later than 60 days following receipt of the notice (subject to extension pursuant to Section 2(b)(i)) and use its reasonable best efforts to cause such registration statement to become effective as promptly as practicable following receipt of the notice (subject to Section 2(b)(i));

                        (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the rules thereunder with respect to the disposition of all the Registrable Securities and other securities covered by such registration statement until the earlier of (A) the expiration of 210 days after the Holder is notified by MPC that it may commence the sale of the Registrable Securities covered by such registration statement (as such period may be extended pursuant to the provisos below and Section 4(c), the "Sale Period") and (B) until MPC has received written notice from the Holder that it does not intend to sell additional Registrable Securities; provided, that, if the offering of Registrable Securities pursuant to such registration statement is terminated or suspended by any stop order, injunction, or other order or requirement of the SEC, the NASDAQ Stock Market,
                                    Inc. (or any similar entity) or any other governmental agency or court, the Sale Period shall be extended by the number of days during the period from and including the date such stop order, injunction, or other order or requirement becomes effective to and including the date when such termination or suspension no longer exists; and provided further that (1) if the Holder provides written notice to MPC no later than the last day of the Sale Period that the average of the total monthly volume for the Common Stock traded on the NASDAQ SmallCap Market for the first six (6) months of the Sale Period was less than 550,000 shares, and (2) the Holder has not sold all of the Registrable Securities, then the Sale Period shall be extended by one sixty (60) day period;

                        (iii) promptly notify the Holder when the registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment to the registration statement, when the same has become effective and furnish to the Holder of the Registrable Securities covered by such registration statement, without charge, such numbers of copies of the registration statement, each amendment and supplement thereto, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and the rules thereunder, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities;

                        (iv) use its reasonable best efforts to register, qualify or exempt the Registrable Securities covered by such registration statement under such securities or Blue Sky laws of such states as shall be reasonably necessary to enable the Holder to dispose of the Registrable Securities covered by such registration statement; provided, that MPC shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states;

                        (v) promptly notify the Holder of (i) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for that purpose or (ii) the receipt by MPC of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and, in either case, use its reasonable best efforts to obtain the withdrawal of any such order or suspension at the earliest practicable date.

                        (vi) promptly notify the Holder selling Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or that the registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules thereunder, and, in such event, without delay prepare and furnish to the Holder a registration statement or prospectus supplemented or amended to correct any such deficiencies;

                        (vii) use its commercially reasonable efforts to cause all such Registrable Securities to be listed or quoted, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on such securities exchange or quotation system on which the Common Stock is then listed or quoted; and

                        (viii) comply with all applicable rules and regulations of the SEC; and

                        (ix) take all other reasonable steps necessary to effect the registration of the Registrable Securities contemplated thereby.

            (b) The Holder shall provide (in writing and signed by the Holder and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus, or other document incident thereto) all such information and materials, including without limitation the intended plan of distribution, and take all such action as may be required in order to permit MPC to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by MPC in which the Holder's Registrable Securities will be included.

            (c) Upon receipt of any notice from MPC that MPC has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2 hereof, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holder shall immediately discontinue disposition of the Registrable Securities pursuant to the registration statement covering the same until the Holder's receipt of copies of a supplemented or amended prospectus and, if so directed by MPC, deliver to MPC all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the Registrable Securities that was in effect prior to such amendment or supplement. The Sale Period shall be extended by the number of days in the period from and including the date such notice is received by the Holder to and including the date MPC gives notice that the Holder may dispose of the Registrable Securities pursuant to the registration statement.

            (d) MPC shall provide, at the Holder's expense, such assistance as the Holder may reasonably request to sell the Registrable Securities on the NASDAQ SmallCap Market.

5.          Indemnification

            (a) To the extent permitted by law, MPC shall indemnify and hold harmless the Holder, each of its officers, directors and each person controlling the Holder
                        (within the meaning of Section 15 of the Securities
                        Act), and, in connection with an underwritten offering by the Holder, each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to the registration of the Registrable Securities or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by MPC of the Securities Act or any rule or regulation thereunder applicable to MPC that relates to such registration and shall reimburse the Holder, each of its officers, directors, and each person controlling the Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that MPC shall not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to MPC by the Holder or underwriter and stated to be specifically for use therein. The indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of MPC (which consent shall not be unreasonably withheld).

            (b) To the extent permitted by law, the Holder shall indemnify and hold harmless MPC, each of its officers and directors, and each person, if any, who controls MPC (within the meaning of Section 15 of the Securities Act) against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to the registration of the Registrable Securities or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that any such untrue statement or omission arises out of or is based upon written information furnished to MPC by the Holder and stated to be specifically for use therein. The Holder shall reimburse MPC and each of its officers and directors, and each person, if any, who controls MPC (within the meaning of Section 15 of the Securities Act), for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action described in this Section 5(b). The indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

            (c)         Each  party  entitled  to  indemnification   under  this
                        Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim (or threatened claim) as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnifying Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim (or threatened claim) in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the Indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the
                        Indemnifying Party on the one hand and on the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information is supplied by the
                        Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

6.          Conditions Precedent to Registration

            MPC's obligations under this Agreement to effect the registration of any Registrable Securities are subject to the agreement to and the performance by the Holder of such Registrable Securities of the obligations of the Holder contained in this Agreement, including, without limitation, the agreement by the Holder to pay certain expenses incurred in connection with the sale of the Registrable Securities pursuant to Section 3 hereof. Unless the Holder shall, if requested by MPC, complete, execute and deliver all agreements, questionnaires, indemnities, powers of attorney, underwriting agreements, and other documents customary in a proposed registration or deemed reasonably necessary by MPC to evidence the Holder's agreements and obligations under this Agreement, MPC will have no obligation to register the Holder's Registrable Securities.

7.          Rule 144; Form S-3

            MPC shall use its reasonable best efforts to file all reports required to be filed by it under the Exchange Act so as to enable the Holder to sell shares pursuant to the exemption contained in Rule 144 under the Securities Act and to comply with the other eligibility requirements for use of Form S-3 set forth in the instructions to Form S-3.

8.          Effect of Breach

            In addition to any other statutory, equitable, or common law remedy MPC may have, in the event the Holder materially breaches any of its obligations pursuant to this Agreement and fails to cure the breach within ten days of its receipt of notice from MPC of such breach, the Holder shall have no further rights under Section 2 hereof and this Agreement will thereupon terminate and be of no continued force or effect.

9.          Amendments and Waivers

            Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of MPC and the Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon any person or entity that is granted certain rights under this Agreement and upon MPC.

10.         Successors and Assigns

            Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

11.         Notices

            Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon the earlier of:

            (a) hand delivery or delivery by telecopy or facsimile at the address or number designated below if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received;

            (b)         on the third business day following the date of mailing,
                        by  registered  or  certified   mail,   return   receipt
                        requested, postage prepaid; and

            (c) on the first business day after delivery to an overnight delivery service if delivered by overnight delivery service to the following addresses:

 If to Sagasco:                           Copy to:

 Sagasco Amadeus Pty Limited              Clayton Utz
 Level 39, AMP Centre, 50 Bridge Street   Levels 22-35, No. 1 O'Connell Street
 Sydney, 2000 Australia                   Sydney NSW 2000 Australia
 Attention: Company Secretary             Attention: Graham Taylor, Esq.
 Fax: +612 9235 1661                      Fax: +612 8220 6700

 If to MPC:                               Copy to:

 Magellan Petroleum Corporation           Murtha Cullina LLP
 c/o G&O'D Inc.                           CityPlace I, 185 Asylum Street
 Box 1146                                 Hartford, Connecticut  06103-2469
 Madison, Connecticut 06443-1146          Attention: Timothy L. Largay, Esq.
 Attention: Chief Executive Officer       Fax: (860) 240-6150
 Fax: (203) 245-8290

            Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

12.         Governing Law

            This Agreement, and any dispute, controversy or claim arising out of or relating to this Agreement or a breach thereof, shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the principles of conflict of laws thereof.

13.         Entire Agreement

            This Agreement and the Share Sale Agreement and the other documents referred to herein constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements of the parties with respect to the subject matter hereof.

14.         Counterparts

            This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or by electronic transmission of an executed counterpart of any signature page to this Agreement to be executed hereunder shall have the same effectiveness as the delivery of a manually executed counterpart thereof.

15.         Severability

            If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

16.         Titles and Subtitles

            The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

            IN WITNESS WHEREOF, MPC and Sagasco have executed this Registration Rights Agreement as of the day and year first above written.


                                  MPC:


                                  MAGELLAN PETROLEUM CORPORATION


                                  By:/s/ James R. Joyce
                                  --------------------------
                                  Name:  James R. Joyce
                                  Title: President


                                  SAGASCO:


                                  SAGASCO AMADEUS PTY LIMITED


                                  By:______________________________________
                                  Name:
                                  Title: